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                                 EXHIBIT 10(b)

                CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

     We hereby consent to the reference to our firm included in Part A and Part B of Global Financial Services Master Trust, filed as part of Registration Statement No. 811-09633.


                              /s/ Swidler Berlin Shereff Friedman, LLP
                              ----------------------------------------
                              Swidler Berlin Shereff Friedman, LLP


New York, New York
October 15, 1999